UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Fixed Income Macro Strategies Fund

Goldman Sachs Fixed Income Macro Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	4

Schedule of Investments	9

Financial Statements	27

Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	48

Other Information	49

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Fixed Income Macro Strategies Fund engages in alternative investment techniques not employed by traditional mutual funds, including leverage, shorting and other investment practices that are extremely speculative and involve a high degree of risk. Such practices may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested.

The Fund seeks “absolute returns” in all markets. Absolute return funds are not designed to outperform stocks and bonds during periods of strong market rallies.

The Fund invests primarily in fixed income investments, including but not limited to: U.S. and foreign investment grade and non-investment grade fixed income investments (commonly known as “junk bonds”), U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities, as well as pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund also gains exposure to the commodities markets by investing in commodity index-linked structured notes and in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. In addition, the Fund’s NAV may fluctuate substantially over time. Because the Fund attempts to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets, the Fund’s performance may potentially be lower than the returns of the broader stock market. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

What Differentiates Goldman Sachs’ Fixed Income Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

■	Adopting a global perspective to compare and contrast investment opportunities around the world

■	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

■	Capturing the value in the inherent diversification benefits among the different investment strategies

■	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

■	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

■	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

■	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

■	The Fund employs alternative investment techniques–such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

■	We have over 250 investment professionals covering multiple sectors of the global fixed income market who are focused on finding the best investment ideas for our portfolio.

■	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

PORTFOLIO RESULTS

Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the period since its inception on December 16, 2013 through March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative annual total returns, without sales charges, of -1.60%, -1.69%, -1.32%, -1.64% and -1.65%, respectively. These returns compare to the 0.07% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	In December 2013, the Federal Reserve (the “Fed”) announced it would begin trimming its quantitative easing asset purchases. The Fed said that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

In January 2014, market sentiment was dominated by concerns about economic growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. In line with market expectations, the Fed announced in January that it would reduce its monthly asset purchases by an additional $10 billion in February 2014. The European Central Bank (“ECB”) restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. U.S. economic data showed improvement during February, suggesting that previous weakness may have been influenced by temporary factors such as poor winter weather and a reduction in inventories. In the Eurozone, data continued to paint a picture of gently improving economic growth alongside subdued inflation, easing pressure on the ECB to offer more stimulus. Russia’s military presence in the Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. The Fed announced it would cut its monthly asset purchases by another $10 billion in March 2014. In March, fixed income investors generally focused on events in the Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing Purchasing Managers Index (“PMI”) dipped, it remained in expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In the U.S., the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015. At the same time, the Fed said it would taper its monthly asset purchases by another $10 billion in April 2014, to $55 billion, and dropped language regarding the 6.5% unemployment rate as its threshold for rate hikes.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks long-term absolute return through the implementation of relative value, macro and other strategies

PORTFOLIO RESULTS

that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. Absolute return is the return of an investment and is not relative to a benchmark. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities or gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

During the Reporting Period, the Fund underperformed the Index, largely because of its short positions in agricultural commodities, including corn and coffee, within our Commodities strategy. Within our Emerging Markets Debt strategy, the Fund’s long position in Colombian local emerging markets bonds detracted from performance. Our Government and Swaps strategy also dampened returns.

On the positive side, the Fund’s relative value positions in our Country Relative Value strategy added significantly to performance. The Fund benefited from its long positions in European interest rates versus its short positions in U.S. interest rates as well as from its long positions in Spanish bonds versus its short positions in German bunds. Within our Sector Allocation strategy, the Fund benefited from its long positions in investment grade corporate bonds and non-agency mortgage-backed securities.

Overall, our Tactical Duration strategy contributed positively. The Fund held a short duration bias throughout the Reporting Period because of Fed tapering and our positive outlook for U.S. economic growth. Although this positioning detracted from performance during January and February 2014 when interest rates decreased, it added to results in December 2013 and March 2014, enhancing the Fund’s performance for the Reporting Period overall. Conversely, the Fund was hurt by its curve steepening positioning in the U.S. Treasury yield curve and the U.K. government bond yield curves, which were implemented through interest rate swaps. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, credit default swaps, equity index futures, non-deliverable forwards, and forward foreign currency exchange contracts. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures were used to as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts within the Fundamental Currency strategy to take long or short positions. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

As the Fund launched on December 16, 2013, it was not a matter of making changes during the Reporting Period but of building the portfolio. That said, we attempted to moderate risk as the markets dealt with surprises around Fed monetary policy, geopolitical tensions in Turkey and between Russia and the Ukraine, and severe winter weather — which appeared to dampen U.S. economic growth. The prospect of a slowdown in China’s economy and potentially rising interest rates led us to maintain a neutral view in our Emerging Markets Debt strategy. Also during the Reporting Period, we reduced the Fund’s exposure to corporate credit and

PORTFOLIO RESULTS

moderated its short position in agency mortgage-backed securities. We added a long position in high-quality, long-dated municipal bonds on what we considered to be attractive valuations, selling some of the Fund’s holdings near the end of the Reporting Period as the municipal/U.S. Treasury ratio on 30-year maturities decreased. The municipal/U.S. Treasury ratio is a comparison of the current yield of municipal bonds to that of U.S. Treasuries, often used as a gauge of municipal bonds’ attractiveness relative to U.S. Treasury securities.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, our Fundamental Currency, Emerging Markets Debt and Country Relative Value strategies determined the majority of the Fund’s exposures.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believe a divergence in economic growth may create a variety of investment opportunities within and across the global financial markets. Relative to the U.S., we believe the economic backdrop is likely negative for sectors that have benefited most directly from the Fed’s accommodative monetary policies and may be positive for assets that should benefit from improving economic growth. As a result, we expect U.S. interest rates to rise, as well as spreads, or yield differentials, between agency mortgage-backed securities and other bonds of comparable maturities to widen. Also, we think high yield corporate bonds and non-agency mortgage securities could potentially offer continued positive returns, as economic growth supports credit quality. Overall, at the end of the Reporting Period, we believe European interest rates are likely to lag those of other developed economies given the relatively slower pace of growth and inflation in the Eurozone. We also expect emerging market countries with exposure to China’s economy to underperform those with closer ties to the U.S. economy.

FUND BASICS

Fixed Income Macro Strategies Fund

as of March 31, 2014

PERFORMANCE REVIEW
December 16, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.60%	0.07%	-0.38%	-1.61%
Class C	-1.69	0.07	-0.81	-2.33
Institutional	-1.32	0.07	-0.06	-1.26
Class IR	-1.64	0.07	-0.14	-1.36
Class R	-1.65	0.07	-0.59	-1.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR 3-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	Since Inception	Inception Date
Class A	-5.29%	12/16/13
Class C	-2.67	12/16/13
Institutional	-1.32	12/16/13
Class IR	-1.64	12/16/13
Class R	-1.65	12/16/13

[4]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.79%	2.67%
Class C	2.54	3.42
Institutional	1.45	2.33
Class IR	1.54	2.42
Class R	2.04	2.92

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 16, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]
As of March 31, 2014

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 15.1%
	Brazilian Real – 0.9%
	Brazil Notas do Tesouro Nacional
BRL	2,233,826	6.000%	08/15/50	$889,475

	Euro – 12.6%
	Italy Buoni Poliennali Del Tesoro(a)
EUR	260,000	4.750	09/01/44	388,425
	Republic of Italy
	3,970,000	5.500	11/01/22	6,465,988
	Spain Government Bond(a)
	860,000	5.400	01/31/23	1,398,761
	380,000	4.400	10/31/23	576,381
	2,340,000	3.800	04/30/24	3,376,342
	260,000	5.150	10/31/44	412,168

				12,618,065

	Mexican Peso – 0.1%
	United Mexican States
MXN	741,600	7.750	11/13/42	60,649

	Russian Ruble – 0.6%
	Russian Federation Bond
RUB	24,360,000	7.050	01/19/28	598,846

	United States Dollar – 0.9%
	Dominican Republic
	$100,000	5.875	04/18/24	99,000
	Republic of Costa Rica
	200,000	5.625	04/30/43	172,000
	Republic of Honduras
	200,000	8.750	12/16/20	219,000
	Republic of Slovenia(a)
	450,000	5.250	02/18/24	467,384

				957,384

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $14,397,288)			$15,124,419

	Mortgage-Backed Obligations – 8.1%
	Adjustable Rate Non-Agency(b) – 3.7%
	American Home Mortgage Assets Trust Series 2006-3, Class 1A1
	$443,353	1.101%	10/25/46	$348,602
	American Home Mortgage Assets Trust Series 2007-1, Class A1
	645,933	0.832	02/25/47	399,745
	Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
	148,117	2.582	09/25/47	100,459
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	165,694	0.366	08/25/47	135,971
	Countrywide Alternative Loan Trust Series 2007-OA3, Class 1A1
	221,302	0.296	04/25/47	181,967
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	321,637	0.364	04/25/47	229,202
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	247,398	0.776	03/25/35	219,491

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency – (continued)
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$458,398	0.294%	07/25/47	$390,910
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	439,090	0.485	09/19/45	332,687
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	200,577	2.618	07/25/35	197,827
	Luminent Mortgage Trust Series 2007-1, Class 1A1
	64,511	0.316	11/25/36	52,432
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	271,202	0.466	09/25/37	241,219
	Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	601,797	0.344	07/25/47	452,987
	Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
	455,475	0.869	01/25/47	374,939

				3,658,438

	Collateralized Mortgage Obligations – 2.2%
	Interest Only(c) – 0.2%
	GNMA REMIC Series 2013-182, Class PI
	960,529	4.500	12/20/43	200,925

	Inverse Floaters(b) – 1.8%
	FNMA REMIC Series 2014-18, Class CS
	1,700,000	5.940	04/25/44	259,250
	GNMA REMIC Series 2010-1, Class SD
	213,579	5.633	01/20/40	31,933
	GNMA REMIC Series 2010-35, Class DS
	760,393	5.523	03/20/40	129,144
	GNMA REMIC Series 2010-85, Class SN
	747,382	5.783	07/20/40	137,694
	GNMA REMIC Series 2010-9, Class XD
	1,839,951	6.445	01/16/40	363,972
	GNMA REMIC Series 2010-90, Class ES
	525,064	5.793	07/20/40	86,520
	GNMA REMIC Series 2013-111, Class SA
	431,462	6.543	07/20/43	86,111
	GNMA REMIC Series 2013-113, Class SA
	1,240,029	6.543	08/20/43	247,907
	GNMA REMIC Series 2013-147, Class AS
	369,379	5.993	10/20/43	64,734
	GNMA REMIC Series 2013-147, Class SD
	925,977	6.493	12/20/39	184,384
	GNMA REMIC Series 2013-148, Class SA
	1,669,523	6.043	10/20/43	297,183

				1,888,832

	Regular Floater(b) – 0.1%
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
	19,777	0.656	07/25/35	15,548
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
	111,457	0.556	02/25/36	80,617

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
$21,711	0.656%	08/25/35	$16,175

			112,340

Sequential Floating Rate(b) – 0.1%
Bear Stearns Asset Backed Securities Trust Series 2005-AC7, Class A1
63,994	0.456	10/25/35	52,190

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,254,287

Commercial Mortgage-Backed Securities(b) – 2.2%
Sequential Floating Rate – 2.2%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
447,737	5.526	01/15/49	481,967
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
1,562,342	5.819	08/10/45	1,714,183

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,196,150

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $8,039,372)			$8,108,875

Asset-Backed Security(b) – 1.0%
Collateralized Loan Obligations – 1.0%
Trinitas CLO Ltd. Series 2014-1A, Class B1
$1,000,000	2.133%	04/15/26	$970,000
(Cost $970,000)

Municipal Debt Obligations – 5.0%
California – 1.1%
California Educational Facilities Authority RB (Stanford University) Series 2013 U-3
$225,000	5.000%	06/01/43	$274,606
California State GO Bonds (Various Purposes) Series 2013
525,000	5.000	11/01/43	560,810
City of Los Angeles CA Department of Water & Power RB Series 2012 B
250,000	5.000	07/01/43	268,302

			1,103,718

Florida – 0.3%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
250,000	5.000	07/01/42	261,848

Georgia – 0.3%
Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
250,000	5.000	10/01/43	271,853

Municipal Debt Obligations – (continued)
Massachusetts – 0.5%
Commonwealth of Massachusetts State GO Bond Series 2014 A
$250,000	5.000%	12/01/41	$272,017
Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
250,000	5.000	10/15/41	268,980

			540,997

New Jersey – 0.3%
New Jersey State Educational Facilities Authority RB (Princeton University) Series 2014 A
250,000	5.000	07/01/44	280,663

New York – 0.3%
New York City Water & Sewer System Finance Authority RB (Second General Resolution) Series 2013 BB
250,000	5.000	06/15/46	264,335

Puerto Rico – 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
10,000	6.000	07/01/38	7,481
40,000	6.000	07/01/44	29,548
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
10,000	5.750	07/01/41	7,634
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
10,000	5.500	07/01/39	7,530
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,250,000	8.000	07/01/35	1,166,425
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
10,000	5.250	08/01/27	8,323
110,000	0.000 (d)	08/01/32	82,823
55,000	5.750	08/01/37	43,159
10,000	6.375	08/01/39	8,377
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	0.000 (d)	08/01/33	27,126
60,000	5.500	08/01/37	46,217
15,000	5.375	08/01/39	11,325
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
10,000	6.000	08/01/39	8,060
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
55,000	5.500	08/01/28	45,858
15,000	6.125	08/01/29	13,064

			1,512,950

Texas – 0.7%
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2023 C
420,000	5.000	11/01/45	433,889

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Texas – (continued)
University of Texas Permanent University Fund RB Series 2014
$250,000	5.000%	07/01/41	$274,620

			708,509

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,842,087)			$4,944,873

Corporate Obligations – 0.4%
Energy – 0.2%
Brazil Minas SPE via State of Minas Gerais
$200,000	5.333%	02/15/28	$192,500

Wireless Telecommunications – 0.2%
VimpelCom Holdings BV
200,000	5.950	02/13/23	182,500

TOTAL CORPORATE OBLIGATIONS
(Cost $377,097)			$375,000

U.S. Treasury Obligations(e) – 40.0%
United States Treasury Bills
$10,000,000	0.000%	04/10/14	$9,999,950
30,000,000	0.000	05/08/14	29,999,167

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,998,868)			$39,999,117

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 3.7%
Interest Rate Swaptions
Bank of America Securities LLC Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,900,000	3.950%	01/29/16	$150,871
Bank of America Securities LLC Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,900,000	3.950	01/29/16	118,557
Barclays Bank PLC Call – OTC – 1 year Interest Rate Swap Strike Price 1.500%
3,200,000	1.500	02/24/15	8,723
Citibank NA Call – OTC – 3 year Interest Rate Swap Strike Price 1.700%
14,000,000	1.700	01/12/15	112,781
Citibank NA Call – OTC – 3 year Interest Rate Swap Strike Price 1.748%
26,200,000	1.748	01/15/15	204,449
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.250%
3,200,000	2.250	11/05/14	37,560
Citibank NA Call – OTC – 3 year Interest Rate Swap Strike Price 2.350%
5,500,000	2.350	07/15/15	53,079

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.525%
$14,700,000	2.525%	01/05/15	$155,871
Citibank NA Call – OTC – 20 year Interest Rate Swap Strike Price 3.956%
13,200,000	3.956	01/15/15	244,319
Citibank NA Call – OTC – 20 year Interest Rate Swap Strike Price 3.950%
2,800,000	3.950	07/15/15	98,790
Deutsche Bank Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.160%
50,000,000	1.160	11/20/15	301,430
Deutsche Bank Securities, Inc. Put – OTC – 30 year Interest Rate Swap Strike Price 3.920%
2,400,000	3.920	03/14/16	185,108
Deutsche Bank Securities, Inc. Call – OTC – 30 year Interest Rate Swap Strike Price 3.920%
2,400,000	3.920	03/14/16	164,840
Deutsche Bank Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 4.805%
329,200,000	4.805	01/14/15	71,601
JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.500%
15,900,000	1.500	05/26/15	82,943
JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 1.160%
60,000,000	1.160	11/20/15	361,716
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap Strike Price 1.800%
28,800,000	1.800	08/27/14	20,016
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap Strike Price 1.800%
32,000,000	1.800	08/27/14	22,215
JPMorgan Securities, Inc. Call – OTC – 1 year Interest Rate Swap Strike Price 4.830%
255,470,000	4.830	02/05/15	63,486
Morgan Stanley Capital Services, Inc. Put – OTC – 2 year Interest Rate Swap Strike Price 0.865%
32,000,000	0.865	11/28/14	74,406
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap Strike Price 1.350%
30,300,000	1.350	03/16/15	113,983
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap Strike Price 1.650%
30,300,000	1.650	03/16/15	229,638
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.525%
9,100,000	2.525	01/05/15	96,492
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.300%
3,100,000	3.300	03/23/15	80,054
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.285%
3,100,000	3.285	03/23/15	81,881

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.285%
$3,100,000	3.285%	03/25/15	$82,577
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.320%
3,100,000	3.320	03/20/15	77,293
Morgan Stanley Capital Services, Inc. Put – OTC – 2 year Interest Rate Swap Strike Price 0.894%
64,000,000	0.894	11/28/14	165,824

Contracts	Exercise Rate	Expiration Date	Value

Options on Futures
Citigroup, Inc. Put – 2 Year Eurodollar Futures Strike Price 97.88%
100	97.875	06/13/14	16,250
Citigroup, Inc. Put – 2 Year Eurodollar Futures Strike Price 98.63%
100	98.625	06/13/14	106,250
Citigroup, Inc. Put – 3 Year Eurodollar Futures Strike Price 96.50%
61	96.500	06/13/14	2,288
Citigroup, Inc. Put – 3 Year Eurodollar Futures Strike Price 97.25%
61	97.250	06/13/14	31,262
Royal Bank of Scotland, Inc. Put – 2 Year Eurodollar Futures Strike Price 97.13%
61	97.125	04/11/14	381
Royal Bank of Scotland, Inc. Put – 3 Year Eurodollar Futures Strike Price 97.38%
61	97.375	04/11/14	27,831

TOTAL OPTIONS PURCHASED
(Cost $5,443,959)			$3,644,765

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(f) – 15.9%
Repurchase Agreement – 15.9%
Joint Repurchase Agreement Account II
$15,900,000	0.080%	04/01/14	$15,900,000
(Cost $15,900,000)

TOTAL INVESTMENTS – 89.2%
(Cost $89,968,671)			$89,067,049

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.8%			10,778,170

NET ASSETS – 100.0%			$99,845,219

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,619,461, which represents approximately 6.6% of net assets as of March 31, 2014.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(c)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 26.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
TELBOR	—Tel Aviv Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank, N.A.	AUD/EUR	06/18/14	$708,029	$21,996
	AUD/GBP	06/18/14	716,450	13,298
	AUD/USD	06/18/14	3,028,277	76,228
	BRL/USD	04/10/14	2,963,601	100,295
	BRL/USD	04/17/14	1,582,448	41,628
	BRL/USD	04/11/14	384,351	12,351
	BRL/USD	04/14/14	371,209	14,209
	BRL/USD	04/07/14	387,024	16,024
	CAD/USD	06/18/14	3,232,729	13,870
	CHF/EUR	06/18/14	1,070,997	1,847
	CLP/USD	04/10/14	280,214	14,214
	CLP/USD	04/28/14	106,834	2,196
	COP/USD	04/21/14	369,141	10,141
	EUR/CHF	06/18/14	12,521,681	30,256
	EUR/SEK	06/18/14	1,477,373	9,294
	EUR/USD	06/18/14	1,801,754	2,778
	GBP/USD	04/24/14	8,010,384	28,021
	GBP/USD	06/18/14	3,962,966	20,316
	HUF/EUR	06/18/14	1,368,379	26,819
	INR/USD	04/04/14	1,161,628	32,833
	JPY/CHF	06/18/14	846,644	7,247
	KRW/USD	04/24/14	1,442,389	5,389

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank, N.A. (continued)	MXN/USD	05/09/14	$267,384	$2,872
	MXN/USD	06/18/14	6,499,731	83,855
	MYR/USD	04/14/14	2,005,786	14,584
	MYR/USD	05/02/14	2,326,568	21,878
	MYR/USD	04/11/14	763,947	4,202
	MYR/USD	04/04/14	657,473	4,202
	NOK/EUR	06/18/14	723,181	2,077
	NOK/SEK	06/18/14	1,406,522	13,532
	NOK/USD	06/18/14	344,097	606
	NZD/USD	06/18/14	1,810,802	28,422
	PHP/USD	04/11/14	823,377	3,839
	PLN/EUR	06/18/14	1,315,391	3,601
	PLN/USD	06/18/14	2,093,281	14,777
	RUB/USD	04/11/14	387,077	15,077
	RUB/USD	04/07/14	1,111,709	37,709
	RUB/USD	04/04/14	829,369	30,246
	RUB/USD	04/14/14	1,510,938	68,389
	RUB/USD	04/28/14	1,458,824	20,824
	RUB/USD	05/05/14	359,578	1,578
	SEK/NOK	06/18/14	357,303	764
	TRY/USD	06/18/14	1,091,629	21,653
	USD/CAD	06/18/14	359,377	1,623
	USD/CNH	06/18/14	1,723,333	20,260
	USD/CNY	05/27/14	1,454,528	15,472
	USD/EUR	06/18/14	14,201,897	71,440
	USD/EUR	05/07/14	15,245,948	115,522
	USD/GBP	04/24/14	8,951,859	16,884
	USD/ILS	06/18/14	1,486,249	97
	USD/JPY	06/18/14	3,587,866	13,505
	USD/KRW	05/12/14	748,705	598
	USD/RUB	05/05/14	357,605	395
	ZAR/USD	05/09/14	396,248	8,101
	ZAR/USD	06/18/14	874,370	23,503
TOTAL				$1,183,337

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank, N.A.	CAD/USD	06/18/14	$714,828	$(1,172)
	CHF/EUR	06/18/14	711,473	(366)
	CNH/USD	06/18/14	1,723,332	(8,400)
	CNY/USD	05/27/14	1,454,528	(14,212)
	EUR/AUD	06/18/14	732,541	(19,003)
	EUR/CHF	06/18/14	720,163	(1,114)
	EUR/HUF	06/18/14	1,127,635	(13,248)
	EUR/USD	06/18/14	3,255,003	(12,323)
	EUR/USD	05/07/14	2,611,688	(25,409)
	GBP/AUD	06/18/14	364,924	(1,701)
	GBP/USD	06/18/14	1,107,571	(2,801)
	JPY/USD	06/18/14	355,260	(3,740)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank, N.A. (continued)	KRW/USD	04/03/14	$1,496,600	$(2,438)
	PHP/USD	04/10/14	310,716	(3,624)
	PHP/USD	04/11/14	354,400	(2,600)
	PLN/HUF	06/18/14	725,361	(6,683)
	THB/USD	04/03/14	456,535	(202)
	USD/AUD	06/18/14	3,019,053	(71,173)
	USD/BRL	04/14/14	1,257,065	(63,405)
	USD/BRL	04/23/14	690,988	(38,286)
	USD/BRL	04/28/14	290,149	(19,252)
	USD/BRL	04/17/14	1,115,104	(36,104)
	USD/BRL	04/30/14	1,448,300	(4,300)
	USD/BRL	04/16/14	926,944	(44,255)
	USD/BRL	04/10/14	2,963,602	(95,042)
	USD/BRL	04/07/14	845,797	(25,014)
	USD/BRL	04/11/14	367,834	(8,834)
	USD/CAD	06/18/14	6,090,572	(45,338)
	USD/CAD	05/12/14	54,867	(891)
	USD/CHF	06/18/14	152,308	(30)
	USD/CLP	04/10/14	380,155	(8,155)
	USD/CLP	04/28/14	377,528	(9,582)
	USD/CLP	05/09/14	307,079	(6,732)
	USD/CLP	04/30/14	363,726	(2,726)
	USD/CLP	04/07/14	153,239	(4,239)
	USD/COP	04/21/14	363,354	(1,354)
	USD/EUR	06/18/14	1,425,700	(1,271)
	USD/GBP	06/18/14	7,529,387	(24,049)
	USD/HUF	06/18/14	2,380,440	(6,184)
	USD/IDR	04/14/14	1,592,268	(22,108)
	USD/ILS	06/18/14	362,841	(1,841)
	USD/INR	04/04/14	1,163,431	(49,887)
	USD/JPY	06/18/14	745,589	(1,589)
	USD/KRW	04/03/14	1,496,600	(8,100)
	USD/KRW	04/24/14	1,451,342	(25,342)
	USD/KRW	05/09/14	748,984	(717)
	USD/MXN	05/09/14	285,008	(2,615)
	USD/MXN	06/18/14	1,086,264	(10,264)
	USD/MYR	04/14/14	724,399	(5,399)
	USD/NGN	06/16/14	1,023,388	(10,888)
	USD/NGN	05/06/14	420,689	(4,856)
	USD/NZD	06/18/14	6,924,393	(127,682)
	USD/PHP	04/11/14	518,609	(6,175)
	USD/RUB	04/14/14	1,582,416	(56,401)
	USD/RUB	04/16/14	696,683	(29,958)
	USD/RUB	04/07/14	1,140,265	(41,265)
	USD/RUB	04/11/14	367,623	(11,623)
	USD/RUB	04/04/14	780,076	(34,076)
	USD/SGD	06/18/14	3,696,987	(29,688)
	USD/THB	05/08/14	455,823	(112)
	USD/THB	04/03/14	456,535	(3,535)
	USD/THB	04/11/14	344,392	(257)
	USD/TRY	06/18/14	3,010,084	(123,084)
	USD/TWD	04/30/14	723,275	(2,275)
	USD/TWD	04/25/14	359,504	(2,504)
	USD/TWD	04/21/14	719,194	(194)
	USD/TWD	04/24/14	431,729	(3,929)
	USD/ZAR	06/18/14	875,707	(12,063)
TOTAL				$(1,263,679)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2014, the following futures contracts were open:

Type	Number of Contracts Long (Short)	Expiration Date	Value	Unrealized Gain (Loss)
Eurodollars	(8)	June 2014	$(1,995,100)	$(218)
Eurodollars	(8)	September 2014	(1,994,600)	(218)
Eurodollars	(8)	December 2014	(1,993,600)	(418)
Eurodollars	(8)	March 2015	(1,991,200)	(318)
Eurodollars	(8)	June 2015	(1,987,100)	482
Eurodollars	(8)	September 2015	(1,982,300)	1,182
Eurodollars	(239)	December 2015	(59,059,888)	48,808
Eurodollars	(234)	March 2016	(57,651,750)	90,478
Eurodollars	(234)	June 2016	(57,473,325)	104,543
S&P 500 E-Mini Index	(82)	June 2014	(7,644,860)	(102,398)
2 Year U.S Treasury Notes	23	June 2014	5,049,938	(7,833)
5 Year U.S Treasury Notes	(45)	June 2014	(5,352,891)	37,870
10 Year U.S Treasury Notes	20	June 2014	2,470,000	(21,714)
20 Year U.S. Treasury Bonds	16	June 2014	2,131,500	5,307
TOTAL				$155,553

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	2,410		01/04/16	11.590%	1 month Brazilian Interbank Deposit Average	$—	$(3,789)
		6,090		01/04/16	11.870	1 month Brazilian Interbank Deposit Average	—	7
	MYR	9,090		12/17/18	3 month KLIBOR	4.070%	—	1,193
		10,000		01/22/19	3 month KLIBOR	4.060	—	1,027
	BRL	450		01/04/21	12.970	1 month Brazilian Interbank Deposit Average	—	1,710
		660		01/04/21	13.307	1 month Brazilian Interbank Deposit Average	—	5,762
		5,110		01/04/21	12.550	1 month Brazilian Interbank Deposit Average	—	(2,985)
	KRW	1,065,580		01/16/24	3 month KWCDC	3.445	—	(15,085)
		2,522,010	(a)	12/19/28	3 month KWCDC	3.647	—	(8,937)
		4,896,850	(a)	01/23/29	3 month KWCDC	3.665	—	(20,299)
	GBP	620		01/29/44	6 month BP	3.666	—	(87)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	MXN	11,480		01/01/24	6.810%	Mexico Interbank TIIE 28 Days	$—	$18,048
		27,770	(a)	11/29/28	10.190	Mexico Interbank TIIE 28 Days	—	34,615
Citibank NA	BRL	6,160		01/04/16	11.605	1 month Brazilian Interbank Deposit Average	—	(13,228)
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	—	(577)
	RUB	28,940		02/18/19	3 month Moscow Prime Offered Rate	7.610%	—	25,278
		56,660		02/26/19	3 month Moscow Prime Offered Rate	7.660	—	45,868
	CLP	79,470		03/13/19	6 month CLICP	4.650	—	(762)
	KRW	244,070		01/07/24	3 month KWCDC	3.472	—	(4,033)
		844,100		01/10/24	3 month KWCDC	3.475	—	(14,126)
	MYR	8,000		01/15/24	3 month KLIBOR	4.575	—	5,107
Credit Suisse International (London)	CLP	1,311,400		03/28/16	6 month CLICP	3.860	—	(328)
		440,910		02/25/19	6 month CLICP	4.580	—	(2,074)
		191,950		03/06/19	6 month CLICP	4.610	—	(1,282)
		40,820		03/13/19	6 month CLICP	4.660	—	(424)
		24,000		03/26/19	6 month CLICP	4.540	—	7
Deutsche Bank Securities, Inc.	BRL	940		01/04/16	11.760	1 month Brazilian Interbank Deposit Average	—	(695)
		4,190		01/04/16	11.866	1 month Brazilian Interbank Deposit Average	—	(2,664)
		10,000		01/04/16	11.400	1 month Brazilian Interbank Deposit Average	—	(25,187)
	KRW	640,300		03/03/17	2.850	3 month KWCDC	—	(611)
	CLP	343,640		02/24/19	6 month CLICP	4.595	—	(2,063)
		113,000		03/26/19	6 month CLICP	4.550	—	(58)
	BRL	620		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	—	1,816
	MXN	13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	—	13,384
	KRW	3,338,630		12/17/23	3 month KWCDC	3.456	—	(46,042)
		515,430		01/08/24	3 month KWCDC	3.470	—	(8,436)
	MXN	10,000		01/10/24	6.850	Mexico Interbank TIIE 28 Days	—	17,413
		9,280		01/12/24	6.838	Mexico Interbank TIIE 28 Days	—	15,304
	KRW	2,300,000		01/22/24	3 month KWCDC	3.470	—	(36,883)
	ILS	5,900	(a)	02/25/24	4.880	3 month TELBOR	—	18,589
		7,430	(a)	02/28/24	4.800	3 month TELBOR	—	16,465

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc. (continued)	MXN	48,000	(a)	01/03/29	9.770%	Mexico Interbank TIIE 28 Days	$—	$19,343
		21,260	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	—	1,742
	ILS	3,270	(a)	02/25/29	3 month TELBOR	4.980%	—	(10,140)
		4,130	(a)	02/28/29	3 month TELBOR	4.900	—	(6,032)
JPMorgan Securities, Inc.	BRL	620		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	—	1,816
		6,800		01/04/21	13.265	1 month Brazilian Interbank Deposit Average	—	56,644
	CAD	20	(a)	12/20/22	3.000	6 month CDOR	(714)	371
	MXN	5,680		01/04/24	6.900	Mexico Interbank TIIE 28 Days	—	11,305
	KRW	245,420		01/07/24	3 month KWCDC	3.471	—	(4,036)
		1,418,180		01/13/24	3 month KWCDC	3.465	—	(22,472)
		150,550		01/15/24	3 month KWCDC	3.445	—	(2,136)
		1,606,510		01/27/24	3 month KWCDC	3.383	—	(14,208)
		2,110,000	(a)	03/07/29	3 month KWCDC	3.540	—	(744)
Morgan Stanley & Co. International PLC		1,661,810		03/04/17	2.878	3 month KWCDC	—	(385)
Morgan Stanley Capital Services, Inc.	BRL	4,060		01/04/16	11.665	1 month Brazilian Interbank Deposit Average	—	(5,000)
	CLP	51,590		03/12/19	6 month CLICP	4.640	—	(456)
	BRL	1,050		01/04/21	13.265	1 month Brazilian Interbank Deposit Average	—	8,676
	KRW	1,043,170		01/09/24	3 month KWCDC	3.455	—	(15,767)
		178,050		01/20/24	3 month KWCDC	3.440	—	(2,429)
		3,961,170	(a)	01/22/24	3.800	3 month KWCDC	—	35,049
		2,112,620	(a)	01/22/29	3 month KWCDC	3.730	—	(26,230)
TOTAL							$(714)	$35,849

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	37,550	12/15/15	4.250%	3 month NZDOR	$(12,867)	$(1,967)
ZAR	2,400	01/06/16	6.211	3 month JIBAR	1	(1,566)
	2,490	01/09/16	6.218	3 month JIBAR	1	(1,698)
	20,740	01/14/16	6.190	3 month JIBAR	9	(15,205)
GBP	55,520	02/03/16	6 month BP	1.250%	7,250	14,807
ZAR	6,040	03/25/16	6.980	3 month JIBAR	(16)	1,016
	6,020	03/26/16	6.990	3 month JIBAR	(17)	1,104
GBP	10,730	05/05/16	6 month BP	1.440	8,136	3,426
SEK	165,030	06/18/16	3 month STIBOR	1.500	(136,017)	(44,232)
	$16,800	02/01/17	3 month LIBOR	1.625	(8,780)	28,649
GBP	8,170	03/05/17	6 month BP	1.660	7,659	24,466
	$500	03/19/17	3 month LIBOR	0.750	3,668	(270)
GBP	19,210	08/24/17	6 month BP	2.120	14,493	1,200
	$56,900	11/25/17	3 month LIBOR	1.675	35	406,237
	199,300	03/24/18	2.780	3 month LIBOR	(15,941)	(2,733)
	21,500	03/24/18	2.800	3 month LIBOR	107	2,021
GBP	39,300	02/03/19	2.280	6 month BP	(37,222)	1,777
JPY	642,900	02/12/19	6 month JYOR	0.420	(3,292)	435
PLN	930	03/10/19	6 month WIBOR	3.565	2	434
	470	03/10/19	6 month WIBOR	3.570	1	183
	2,070	03/11/19	6 month WIBOR	3.610	3	(443)
GBP	7,790	05/05/19	2.390	6 month BP	3,284	(27,539)
EUR	27,170	06/18/19	1.250	6 month EURO	341,461	59,187
GBP	4,480	06/18/19	2.250	6 month BP	8,826	27,014
CAD	3,290	06/18/19	2.250	6 month CDOR	—	15,527
	$23,040	06/18/19	3 month LIBOR	2.000	(94,936)	45,259
SEK	91,910	06/18/19	3 month STIBOR	2.000	(30,753)	(49,011)
NZD	12,800	06/18/19	4.750	3 month NZDOR	58,133	(47,325)
AUD	8,100	06/18/19	6 month AUDOR	3.750	2,178	17,329
GBP	19,490	08/24/20	2.960	6 month BP	103,287	203,334
	$68,100	11/25/20	2.920	3 month LIBOR	(14,290)	(43,731)
GBP	13,170	02/05/21	2.840	6 month BP	(47,561)	(58,962)
	$10,700	03/19/21	3 month LIBOR	2.750	(245,440)	(44,071)
	2,000	06/18/21	3 month LIBOR	2.500	(23,950)	20,796
JPY	1,675,570	06/18/21	6 month JYOR	0.500	23,594	38,849
	904,900	02/12/22	1.080	6 month JYOR	5,212	(8,478)
GBP	11,460	03/05/22	2.780	6 month BP	(71,123)	20,613
	$35,600	03/24/22	3 month LIBOR	2.933	3,144	(91,767)
	3,900	03/24/22	3 month LIBOR	2.958	20	(16,036)
JPY	1,755	12/20/22	1.250	6 month JYOR	179	(6)
NOK	7,610	12/20/22	3 month NIBOR	4.000	(12,213)	(6,388)
	$16,960	10/08/23	4.250	3 month LIBOR	(72,084)	274,961
JPY	2,736,100	10/08/23	6 month JYOR	1.250	108,192	(138,805)
	$30,300	11/25/23	3 month LIBOR	3.511	19	(344,821)
PLN	2,160	12/18/23	3 month WIBOR	4.160	4	(12,310)
HUF	160,000	12/18/23	6 month BUBOR	5.210	4	(21,662)
CAD	880	12/19/23	3 month CDOR	4.000	(10,388)	(320)
	$540	12/19/23	3 month LIBOR	4.500	(12,404)	1,006
SEK	6,140	12/19/23	3 month STIBOR	3.500	(9,985)	(1,863)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
AUD	320	12/19/23	5.500%	6 month AUDOR	$724	$2,213
NZD	200	12/19/23	5.750	3 month NZDOR	(1,395)	2,724
CHF	2,090	12/19/23	6 month CHFOR	2.500%	(28,320)	(15,522)
EUR	5,020	12/19/23	6 month EURO	3.250	(146,532)	(62,738)
HUF	192,000	01/14/24	6 month BUBOR	5.010	4	(11,054)
PLN	2,500	01/14/24	6 month WIBOR	4.250	4	(19,639)
	1,310	01/24/24	6 month WIBOR	4.135	3	(5,724)
	$840	01/27/24	3 month LIBOR	2.888	4	(8,772)
HUF	247,070	01/29/24	6 month BUBOR	5.360	6	(44,808)
	$49,000	01/30/24	4.252	3 month LIBOR	202,903	280,002
ZAR	4,800	03/14/24	3 month JIBAR	8.550	2	(5,353)
	$3,270	03/20/24	4.250	3 month LIBOR	15,660	13,000
GBP	2,380	03/20/24	6 month BP	3.750	(7,319)	(7,326)
EUR	1,000	06/18/24	2.000	6 month EURO	5,193	15,717
SEK	17,410	06/18/24	2.750	3 month STIBOR	35,349	19,097
	$12,030	06/18/24	3 month LIBOR	3.000	(18,837)	(53,511)
NZD	830	06/18/24	3 month NZDOR	5.250	(6,819)	(1,875)
CAD	3,410	06/18/24	3.000	6 month CDOR	47,224	(21,901)
AUD	2,670	06/18/24	4.500	6 month AUDOR	2,692	1,799
GBP	4,465	06/18/24	6 month BP	3.000	(89,557)	3,467
JPY	697,880	06/18/24	6 month JYOR	0.750	59,579	13,063
GBP	15,340	02/03/25	6 month BP	3.100	123,140	(153,911)
JPY	718,200	02/14/25	6 month JYOR	1.720	1,920	104
GBP	7,350	03/05/25	6 month BP	3.100	74,183	(59,548)
	3,000	05/05/25	6 month BP	3.150	(6,510)	13,638
JPY	590,250	05/09/25	6 month JYOR	1.650	27,889	(7,380)
GBP	7,250	08/24/25	6 month BP	3.550	(134,291)	(175,910)
CAD	3,400	12/20/26	4.070	6 month CDOR	16	110,261
JPY	360,820	05/09/27	1.880%	6 month JYOR	(21,231)	5,116
	$6,000	03/19/29	3 month LIBOR	3.500	(17,699)	(167,208)
	2,400	06/18/29	3 month LIBOR	3.500	(27,827)	(23,754)
GBP	8,350	02/05/36	6 month BP	3.500	110,130	(24,258)
CAD	2,000	12/20/36	6 month CDOR	4.135	9	(87,212)
	$16,300	01/30/39	3 month LIBOR	4.370	(101,045)	(349,992)
	1,600	03/19/44	3 month LIBOR	3.750	(18,955)	(47,394)
	1,400	06/18/44	3 month LIBOR	3.750	(3,256)	(42,555)
	7,310	06/18/44	3.750	3 month LIBOR	103,772	135,428
GBP	4,250	06/18/44	6 month BP	3.500	(219,097)	(51,210)
EUR	435	06/18/44	6 month EURO	2.500	7,253	(11,376)
	TOTAL				$(191,408)	$(615,881)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/14	$250	(1.000)%	03/20/19	0.868%	$(950)	$(706)
Citibank NA		3,180	(1.000)	03/20/19	0.868	(27,419)	5,692
		1,180	(1.000)	06/20/19	0.914	—	(5,012)
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.868	(876)	(779)
TOTAL						$(29,245)	$(805)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

CDX North America High Yield Index 21	$3,500	5.000%	12/20/18	3.110%	$265,571	$18,228

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	04/14/14	3 month LIBOR	$—	$22,544
		700	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	04/23/14	3 month LIBOR	—	23,848
		294	Notas do Tesouro Nacional Series B 6.000%, 08/15/50	04/27/14	3 month LIBOR	—	13,254
Credit Suisse International (London)		$904	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	3,403	(4,051)
JPMorgan Securities, Inc.		3,616	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	1 month LIBOR	9,553	(12,146)
TOTAL						$12,956	$43,449

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Received/ (Paid) Rate	Termination Date	Unrealized Gain (Loss)*
Merrill Lynch International	Dow Jones-UBS Crude Oil Index	$410	(0.18)%	03/30/15	$(8)
	Dow Jones-UBS Aluminum Index	558	0.00	03/30/15	—
	Dow Jones-UBS Corn Subindex	1,148	0.00	03/30/15	—
	Dow Jones-UBS Gold Index	2,182	0.00	03/30/15	—
	Dow Jones-UBS Lead Index	225	(0.18)	03/30/15	(4)
	Dow Jones-UBS Platinum Index	2,120	(0.18)	03/30/15	(42)
	Dow Jones-UBS Soybeans Index	611	0.00	03/30/15	—
	Dow Jones-UBS Unleaded Gasoline Subindex	1,541	(0.15)	03/30/15	(26)
	Dow Jones-UBS Wheat Subindex	150	0.00	03/30/15	—
	Dow Jones-UBS Zinc Index	201	(0.18)	03/30/15	(5)
	Merrill Lynch Extra Palladium Excess Return Index	2,712	(0.18)	03/30/15	(53)
TOTAL					$(138)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)
Deutsche Bank AG (London)	COP 1,419,900	Titulos de Tesoreria 10.000% 07/24/24	04/07/14	$54,019
	1,302,040		04/11/14	46,228
	4,350,000	Titulos de Tesoreria 7.000% 07/24/24	04/11/14	118,733
	1,250,500	Titulos de Tesoreria 7.000% 04/14/14	04/14/14	33,104
	1,043,600	Titulos de Tesoreria 10.000% 04/14/14	04/14/14	2,201
TOTAL				$254,285

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

WRITTEN OPTIONS CONTRACTS — At March 31, 2014, the Fund had the following written options:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Market Value
Barclays Bank PLC	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month LIBOR maturing on February 24, 2016	GBP	3,200	02/24/2015	2.000%	$ (3,891)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.100% versus the 3 month LIBOR maturing on February 24, 2016	GBP	3,200	02/24/2015	2.100	(3,339)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Market Value
Citibank NA	Put – OTC – 3 year Swap for the obligation to pay a fixed rate of 1.200% versus the 3 month LIBOR maturing on January 14, 2018	$	14,000	01/12/2015	1.200%	$ (36,355)
	Call – OTC – 3 year Swap for the obligation to pay a fixed rate of 2.200% versus the 3 month LIBOR maturing on January 14, 2018		14,000	01/12/2015	2.200	(56,752)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.650% versus the 3 month LIBOR maturing on November 7, 2019		3,200	11/05/2014	2.650	(17,970)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/2015	2.925	(81,118)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.050% versus the 3 month LIBOR maturing on November 7, 2019		3,200	11/05/2014	3.050	(8,276)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		14,700	01/05/2015	3.325	(41,275)
	Call – OTC – 10 year Swap for the obligation to pay a fixed rate of 3.526% versus the 3 month LIBOR maturing on January 20, 2025		30,800	01/15/2015	3.526	(402,060)
	Call – OTC – 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		6,500	07/15/2015	3.754	(128,748)
Deutsche Bank Securities, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016		75,000	11/20/2015	2.160	(184,755)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 7.205% versus the 3 month TIIE maturing on January 9, 2020	MXN	74,130	01/14/2015	7.205	(49,955)
JPMorgan Securities, Inc.	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.000% versus the 3 month BP maturing on May 26, 2016	GBP	15,900	05/26/2015	2.000	(44,270)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.150% versus the 3 month BP maturing on May 26, 2016		15,900	05/26/2015	2.150	(44,270)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 2.160% versus the 3 month LIBOR maturing on November 24, 2016	$	90,000	11/20/2015	2.160	(221,706)
	Put – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on August 29, 2019		28,800	08/27/2014	3.000	(22,158)
	Put – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on August 29, 2019		32,000	08/27/2014	3.000	(24,573)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 7.150% versus the 3 month TIIE maturing on January 31, 2020	MXN	60,130	02/05/2015	7.150	(48,851)
Morgan Stanley Capital Services, Inc.	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 0.665% versus the 3 month LIBOR maturing on December 2, 2016	$	64,000	11/28/2014	0.665	(59,770)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Market Value
Morgan Stanley Capital Services, Inc. (continued)	Put – OTC – 3 year Swap for the obligation to pay a fixed rate of 1.075% versus the 3 month LIBOR maturing on March 18, 2018	$	60,600	03/16/2015	1.075%	$ (95,154)
	Put – OTC – 3 year Swap for the obligation to pay a fixed rate of 1.350% versus the 3 month LIBOR maturing on March 18, 2018		60,600	03/16/2015	1.350	(227,964)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 2.925% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/2015	2.925	(50,216)
	Call – OTC – 5 year Swap for the obligation to pay a fixed rate of 3.325% versus the 3 month LIBOR maturing on January 7, 2020		9,100	01/05/2015	3.325	(25,551)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 27, 2019		29,000	03/25/2015	3.395	(92,556)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.595% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/23/2015	3.595	(92,108)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.600% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/23/2015	3.600	(91,605)
	Call – OTC – 1 year Swap for the obligation to pay a fixed rate of 3.635% versus the 3 month LIBOR maturing on March 26, 2019		29,000	03/20/2015	3.635	(87,663)
	Put – OTC – 2 year Swap for the obligation to pay a fixed rate of 0.694% versus the 3 month LIBOR maturing on December 02, 2016		128,000	11/28/2014	0.694	(138,777)
TOTAL (Premiums Received $4,319,667)		$	946,760			$(2,381,686)

WRITTEN OPTIONS CONTRACTS — For the period ended March 31, 2014, the Fund had the following written options activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Written	$946,760	$4,319,667
Contracts Outstanding March 31, 2014	$946,760	$4,319,667

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Market Value
Citigroup, Inc.	Put – 3 Year Eurodollar Futures Strike Price 97.000%	61	06/13/2014	0.970%	$(15,631)
	Put – 3 Year Eurodollar Futures Strike Price 96.750%	61	06/13/2014	0.968	(6,863)
	Put – 2 Year Eurodollar Futures Strike Price 98.250%	200	06/13/2014	0.983	(93,750)
Royal Bank of Scotland, Inc.	Put – 3 Year Eurodollar Futures Strike Price 97.125%	61	04/11/2014	0.971	(7,625)
	Put – 2 Year Eurodollar Futures Strike Price 97.375%	61	04/11/2014	0.974	(381)
TOTAL (Proceeds Received $103,703)		444			$(124,250)

WRITTEN OPTIONS CONTRACTS — For the period ended March 31, 2014, the Fund had the following written options activity:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Written	808	$141,033
Contracts Expired	(364)	(37,330)
Contracts Outstanding March 31, 2014	444	$103,703

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$15,900,000	$15,900,035	$16,277,993

REPURCHASE AGREEMENTS — At March 31, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.080%	$3,963,509
Citigroup Global Markets, Inc.	0.090	1,665,340
Merrill Lynch & Co., Inc.	0.080	3,609,791
TD Securities (USA) LLC	0.070	2,331,476
TD Securities (USA) LLC	0.080	2,331,476
Wells Fargo Securities LLC	0.080	1,998,408
TOTAL		$15,900,000

At March 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.161% to 2.400%	02/06/15 to 02/03/20
Federal Home Loan Banks	0.140 to 5.375	02/18/15 to 05/18/16
Federal Home Loan Mortgage Corp.	0.500 to 6.000	04/17/15 to 03/01/44
Federal National Mortgage Association	0.500 to 7.000	07/02/15 to 08/01/47
Government National Mortgage Association	3.000 to 5.000	04/15/18 to 03/20/44
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Note	0.250	01/15/15

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Statement of Assets and Liabilities

March 31, 2014(a)

Assets:
Investments, at value (cost $74,068,671)	$73,167,049
Repurchase agreement, at value which equals cost	15,900,000
Cash	17,991,034
Foreign currencies, at value (cost $79,838)	79,672
Receivables:
Collateral on certain derivative contracts(b)	6,598,948
Investment securities sold, at value	1,244,988
Unrealized gain on forward foreign currency exchange contracts	1,183,337
Unrealized gain on swap contracts	421,877
Interest	284,037
Non-deliverable bond forward contracts, at value	254,285
Deferred offering costs	168,552
Reimbursement from investment adviser	77,358
Foreign tax reclaims	15,761
Upfront payments made on swap contracts	12,956
Fund shares sold	10,000
Other assets	988
Total assets	117,410,842

Liabilities:
Payables:
Investments purchased	9,999,963
Written option contracts, at value (premiums received $4,423,370)	2,505,936
Unrealized loss on forward foreign currency exchange contracts	1,263,679
Investments purchased on an extended — settlement basis	970,000
Collateral on certain derivative contracts	690,000
Fund shares redeemed	544,548
Due to broker — upfront payment	530,557
Unrealized loss on swap contracts	343,522
Variation margin on certain derivative contracts	208,131
Amounts owed to affiliates	103,134
Upfront payments received on swap contracts	29,959
Accrued expenses	376,194
Total liabilities	17,565,623

Net Assets:
Paid-in capital	99,841,775
Distributions in excess of net investment income	(565,355)
Accumulated net realized loss	(257,119)
Net unrealized gain	825,918
NET ASSETS	$99,845,219
Net Assets:
Class A	$18,618
Class C	9,824
Institutional	99,736,427
Class IR	55,778
Class R	24,572
Total Net Assets	$99,845,219
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,896
Class C	1,000
Institutional	10,133,806
Class IR	5,683
Class R	2,501
Net asset value, offering and redemption price per share:(c)
Class A	$9.82
Class C	9.82
Institutional	9.84
Class IR	9.81
Class R	9.82

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin on futures transactions and swaps transactions of $757,522 and $2,535,523, respectively.
(c)	Maximum public offering price per share for Class A Shares is $10.21. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Statement of Operations

For the Period Ended March 31, 2014(a)(b)

Investment income:
Interest	$359,394

Expenses:
Management fees	344,304
Professional fees	104,122
Amortization of offering costs	71,199
Custody, accounting and administrative services	66,410
Organization Costs	62,000
Printing and mailing costs	45,000
Registration fees	15,175
Trustee fees	10,365
Transfer Agent fees(c)	9,205
Distribution and Service fees(c)	72
Other	3,165
Total expenses	731,017
Less — expense reductions	(397,022)
Net expenses	333,995
NET INVESTMENT INCOME	25,399

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	237,619
Futures contracts	(230,130)
Written options	37,330
Swap contracts	(2,916,942)
Non-deliverable bond forward contracts	11,117
Forward foreign currency exchange contracts	(405,033)
Foreign currency transactions	116,976
Net unrealized gain (loss) on:
Investments	(901,622)
Futures	155,553
Non-deliverable bond forward contracts	254,285
Written options	1,917,434
Swap contracts	(519,298)
Forward foreign currency exchange contracts	(80,342)
Foreign currency translation	(92)
Net realized and unrealized loss	(2,323,145)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,297,746)

(a)	Commenced operations on December 16, 2013.
(b)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$8	$29	$35	$4	$4	$9,172	$16	$9

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a)(b)

From operations:
Net investment income	$25,399
Net realized loss	(3,149,063)
Net change in unrealized gain	825,918
Net decrease in net assets resulting from operations	(2,297,746)

Distributions to shareholders:
Return of capital
Class A Shares	(11)
Class C Shares	(1)
Institutional Shares	(150,616)
Class IR Shares	(73)
Class R Shares	(13)
Total distributions to shareholders	(150,714)

From share transactions:
Proceeds from sales of shares	110,701,375
Reinvestment of distributions	150,709
Cost of shares redeemed	(8,558,405)
Net increase in net assets resulting from share transactions	102,293,679
TOTAL INCREASE	99,845,219

Net assets:
Beginning of period	—
End of period	$99,845,219
Distribution in excess of net investment income	$(565,355)

(a)	Commenced operations on December 16, 2013.
(b)	Statement of Changes for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Goldman Sachs Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from capital
FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	$10.00	$(0.01)	$(0.16)	$(0.17)	$(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	— (e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$9.82	(1.60)%	$19	1.79%	3.34%	(0.29)%	90%
9.82	(1.69)	10	2.19	4.16	(0.67)	90
9.84	(1.32)	99,736	1.45	2.72	0.11	90
9.81	(1.64)	56	1.55	2.90	(0.01)	90
9.82	(1.65)	25	2.01	3.66	(0.47)	90

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) is a non-diversified fund and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R. The Fund commenced operations on December 16, 2013. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity — FIMS Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, commenced operations on December 16, 2013 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of March 31, 2014, the Fund’s net assets were $99,845,219, of which, $19,300,771, or 19%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees.

Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed Income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

v.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Consolidated Statement of Assets and

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Consolidated Statement of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At March 31, 2014, the Fund’s investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements
Total gross amount presented in Consolidated Statements of Assets and Liabilities	$15,900,000
Non-cash Collateral offsetting(1)	(15,900,000)
Net Amount(2)	$—

(1)	At March 31, 2014 the value of the collateral received from each seller exceeded the value of the related repurchase agreement.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$6,854,413	$8,270,006	$—
Mortgage-Backed Obligations	—	8,108,875	—
Asset-Backed Securities	—	970,000	—
Municipal Debt Obligations	—	4,944,873	—
Corporate Obligations	—	375,000	—
U.S. Treasury Obligations	39,999,117	—	—
Short-term Investments	—	15,900,000	—
Total	$46,853,530	$38,568,754	$—

Derivative Type
Assets
Options Purchased	$184,262	$3,460,503	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,183,337	—
Futures Contracts(a)	288,670	—	—
Interest Rate Swap Contracts(a)	—	2,181,798	—
Credit Default Swap Contracts(a)	—	23,920	—
Total Return Swap Contracts(a)	—	59,646	—
Non-Deliverable Bond Forward Contracts(a)	—	254,285	—
Total	$472,932	$7,163,489	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,263,679)	$—
Futures Contracts(a)	(133,117)	—	—
Interest Rate Swap Contracts(a)	—	(2,761,830)	—
Credit Default Swap Contracts(a)	—	(6,497)	—
Total Return Swap Contracts(a)	—	(16,335)	—
Written Options Contracts	(124,250)	(2,381,686)	—
Total	$(257,367)	$(6,430,027)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Non-deliverable bond forward contracts, at value, Investments, at value	$6,429,164	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts, Written options, at value	$(5,314,682)	(a)(b)
Commodity	—	—		Payable for unrealized loss on swap contracts	(138)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	23,920	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(6,497)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,183,337		Payable for unrealized loss on forward foreign currency exchange contracts	(1,263,679)
Equity	—	—		Variation margin on certain derivative contracts	(102,398)
Total		$7,636,421			$(6,687,394)

(a)	Includes unrealized gain (loss) on futures and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Amount includes $343,522, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, Non-deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, Non-deliverable bond forward contracts and written options	$(730,799)	$93,893	685
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,255,850)	(138)	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(8,044)	17,423	12
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(405,033)	(80,342)	321
Equity	Net realized gain (loss) futures contracts, Net change in unrealized gain (loss) futures contracts	(145,577)	(102,398)	62
Total		$(3,545,303)	$(71,562)	1,084

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

	Derivative Assets(1)					Derivative Liabilities(1)

Counterparty	Options Purchased	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Options	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$269,428	$69,345	$—		$338,773	$(51,182)	$—	$—	$(51,182)	$287,591	$(280,000)	$7,591
Barclays Bank PLC	8,723	52,663	—		61,386	(706)	—	(7,230)	(7,936)	53,450	—	53,450
Citibank NA	906,849	81,945	1,183,337		2,172,131	(37,738)	(1,263,679)	(772,554)	(2,073,971)	98,160	—	98,160
Credit Suisse International (London)	—	7	—		7	(8,159)	—	—	(8,159)	(8,152)	—	(8,152)
Deutsche Bank AG (London)	—	—	254,285	*	254,285	—	—	—	—	254,285	—	254,285
Deutsche Bank Securities, Inc.	722,979	104,056	—		827,035	(138,811)	—	(234,710)	(373,521)	453,514	(410,000)	43,514
JPMorgan Securities, Inc.	550,376	70,136	—		620,512	(56,521)	—	(405,828)	(462,349)	158,163	—	158,163
Merrill Lynch International	—	—	—		—	(138)	—	—	(138)	(138)	138	—
Morgan Stanley Capital Services, Inc.	1,002,148	43,725	—		1,045,873	(49,882)	—	(961,364)	(1,011,246)	34,627	—	34,627
Morgan Stanley & Co. International PLC	—	—	—		—	(385)	—	—	(385)	(385)	—	(385)
Total	$3,460,503	$421,877	$1,437,622		$5,320,002	$(343,522)	$(1,263,679)	$(2,381,686)	$(3,988,887)	$1,331,115	$(689,862)	$641,253

*	Represents Non-Deliverable Bond Forward Contracts assets.
(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate
1.50%	1.35%	1.28%	1.26%	1.50%	1.35	(1)(2)

(1)	GSAM has agreed to waive a portion of it management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least December 16, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended March 31, 2014, GSAM waived $43,069 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the period ended March 31, 2014, Goldman Sachs waived a portion of the distribution and service fees equal to 0.02% of the average daily net assets attributable to Class A Shares, 0.41% of the average daily net assets attributable to Class C Shares, 0.01% of the average daily net assets attributable to Class IR Shares, and 0.09% of the average daily net assets attributable to Class R Shares, respectively.

C.   Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended March 31, 2014, Goldman Sachs advised that it retained $26 attributable to Class A Shares and did not retain any portion attributable to Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and other extraordinary expenses) to the extent such expenses

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 16, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

As of March 31, 2014, the expense reductions of the Fund were as follows:

Management Fee Waiver	Distribution Fee Waiver	Other Fee Reimbursements	Total
$34,430	$19	$362,573	$397,022

As of March 31, 2014, the amounts owed to affiliates of the Fund were as follows:

Management Fee	Distribution and Service Fees	Transfer Agent Fees	Total
$99,658	$24	$3,452	$103,134

F.  Other Transactions with Affiliates — For the period ended March 31, 2014, Goldman Sachs earned $2,018 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of March 31, 2014, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of the following outstanding shares of the fund:

Class A	Class C	Institutional	Class IR	Class R
53%	100%	30%	44%	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2014, were $58,570,262 and $26,958,988, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $13,649,809 and $11,556,561, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014, in the amount of $150,714 was from a tax return of capital.

As of March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryovers:
Perpetual Short-Term	$(44,915)
Perpetual Long-Term	(33,409)
Total capital loss carryforwards	$(78,324)
Timing differences (Qualified Late Year Deferrals and Straddle Deferrals)	(668,712)
Unrealized gains — net	750,480
Total accumulated earnings — net	$3,444

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

7. TAX INFORMATION (continued)

As of March 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$89,969,097
Gross unrealized gain	1,743,978
Gross unrealized loss	(2,646,174)
Net unrealized loss	$(902,196)
Net unrealized gain on other investments	1,652,676
Net unrealized gain	$750,480

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and swap contracts, and differences in the tax treatment of swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from paydown securities, net operating losses, certain non-deductible expenses, and differences in the tax treatment of swap transactions, foreign currency transactions and underlying fund investments.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(2,301,190)	$2,891,944	$(590,754)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance by regulated investment companies (“RICs”) with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In 2011, the IRS suspended granting these PLRs. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The tax treatment of the Fund’s investment in the Subsidiary could be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) to the extent it ultimately concludes that income derived therefrom is not “qualifying income” under Subchapter M of Code; the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund could also be affected. In connection with its investment in the Subsidiary, the Fund has obtained an opinion of counsel that its income from that investment should constitute “qualifying income.” However, should the IRS nevertheless successfully assert that the Fund’s income from such investment was not “qualifying income,” the Fund would likely fail to qualify as a RIC under the Code (i.e., to the extent that over 10% of the Fund’s gross income was derived from this investment), and would therefore become subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On May 6, 2014, the Fund was added to a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended March 31, 2014(a)

	Shares	Dollars

Class A Shares
Shares sold	1,992	$19,799
Reinvestment of distributions	1	10
Shares redeemed	(97)	(957)
	1,896	18,852
Class C Shares
Shares sold	1,002	10,015
Shares redeemed	(2)	(15)
	1,000	10,000
Institutional Shares
Shares sold	10,984,792	110,589,681
Reinvestment of distributions	15,253	150,616
Shares redeemed	(866,239)	(8,557,408)
	10,133,806	102,182,889
Class IR Shares
Shares sold	5,677	56,865
Reinvestment of distributions	7	71
Shares redeemed	(1)	(10)
	5,683	56,926
Class R Shares
Shares sold	2,502	25,015
Reinvestment of distributions	1	12
Shares redeemed	(2)	(15)
	2,501	25,012
NET INCREASE	10,144,886	$102,293,679

(a)	Commenced operations on December 16, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Fixed Income Macro Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”), at March 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Fund Expenses — For the Period Ended March 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 16, 2013 through March 31, 2014.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/16/13(a)	Ending Account Value 3/31/14		Expenses Paid for the period ended 3/31/14*
Class A
Actual	$1,000.00	$984.00		$5.11
Hypothetical 5% return	1,000.00	1009.23	+	5.17
Class C
Actual	$1,000.00	$983.10		$6.25
Hypothetical 5% return	1,000.00	1008.08	+	6.33
Institutional
Actual	$1,000.00	$986.80		$4.14
Hypothetical 5% return	1,000.00	1010.21	+	4.19
Class IR
Actual	$1,000.00	$983.60		$4.39
Hypothetical 5% return	1,000.00	1009.95	+	4.45
Class R
Actual	$1,000.00	$983.50		$5.71
Hypothetical 5% return	1,000.00	1008.63	+	5.78

(a)	Commenced operations on December 16, 2013.

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	1.79%	2.19%	1.45%	1.55%	2.00%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on December 16, 2013. At a meeting held on October 17-18, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposals to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employed fixed income investment strategies. The Trustees also considered composite performance information for funds and accounts employing unconstrained fixed income strategies managed by the Investment Adviser. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of the fee waiver and expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly-managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	1.50%
Next $3 billion	1.35
Next $3 billion	1.29
Over $8 billion	1.26

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Funds (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
President — Goldman Sachs Mutual Fund Complex (November 2007-Present);
Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and
Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and
Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present);
Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of March 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 128609.MF.MED.TMPL/5/2014 FIMACAR14/250

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014